                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported): July 12, 2002


                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

          DELAWARE                        1-11727                73-1493906
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


            8801 SOUTH YALE AVENUE, SUITE 310, TULSA, OKLAHOMA 74137
             (Address of principal executive offices and zip code)

                                 (918) 492-7272
              (Registrant's telephone number, including area code)

                                   ----------


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ITEM 5. OTHER EVENTS.

We are filing the consolidated financial statements of U.S. Propane, L.P. and subsidiaries as of August 31, 2001, which is included herein as Exhibit 99.1 to this Form 8-K. U.S. Propane, L.P. is the general partner of Heritage Propane Partners, L.P.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial information and financial statements.

The following consolidated financial statements of U.S. Propane, L.P. and subsidiaries as of August 31, 2001 are filed herewith as Exhibit 99.1 and incorporated by reference herein.

Report of Independent Public Accountants
Consolidated Balance Sheet
Consolidated Statement of Operations
Consolidated Statement of Comprehensive Income
Consolidated Statement of Partner's Capital
Consolidated Statement of Cash Flows
Notes to Consolidated Financial Statements

(b) Pro forma information.

None

(c)      Exhibits.

99.1 Consolidated Financial Statements of U.S. Propane, L.P. and subsidiaries as of August 31, 2001.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HERITAGE PROPANE PARTNERS, L.P.
                                   By: U.S. Propane, L.P., its general partner
                                   By: U.S. Propane, L.L.C., its general partner




Date: July 12, 2002                By: /s/ H. Michael Krimbill
                                       -----------------------------------------
                                           H. Michael Krimbill
                                           (President, Chief Executive Officer
                                           and officer duly authorized to sign
                                           on behalf of the registrant)




                                       3
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                                  EXHIBIT INDEX


NUMBER          EXHIBIT
------          -------

99.1 Consolidated Financial Statements of U.S. Propane, L.P. and subsidiaries as of August 31, 2001.